Important Notice Regarding Change in Investment Policy

HARRIS ASSOCIATES LARGE CAP VALUE FUND

Supplement dated December 16, 2013 to the Prospectus and Summary Prospectus of Harris Associates Large Cap Value Fund, each dated May 1, 2013, as may be revised and supplemented from time to time.

On December 13, 2013, the Board of Trustees (the “Board”) of Natixis Funds Trust II (the “Trust”) approved a change to the name of Harris Associates Large Cap Value Fund (the “Fund”), as well as changes in the Fund’s principal investment strategies. Effective at the close of business on February 28, 2014 the Fund’s name will be changed to “Natixis Oakmark Fund” and the Fund’s principal investment strategies will be amended and restated as described below. The Fund’s portfolio will be realigned to match these revised investment strategies, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund during this period.

Effective at the close of business on February 28, 2014, the section “Principal Investment Strategies” within the sub-section “Investments, Risks and Performance” in the section “Fund Summary” and in the section “More Information About the Funds” is hereby replaced with the following with regard to the Fund:

Under normal market conditions, the Fund primarily invests in common stocks of U.S. companies. The Fund generally invests in securities of larger capitalization companies in any industry. Harris Associates L.P. (“Harris Associates”) uses a value investment philosophy in selecting equity securities, including common stocks. This philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s true business value. By “true business value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund’s investment objectives.

Harris Associates uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing and are reasonably predictable; and (3) high level of manager ownership.

Once Harris Associates determines that a security is selling at what it believes to be a significant discount and that the issuer has the additional qualities mentioned above, Harris Associates generally will consider buying that security for the Fund. Harris Associates usually sells a security when the price approaches its estimated worth or the issuer’s fundamentals change. Harris Associates monitors each holding and adjusts its price targets as warranted to reflect changes in the issuer’s fundamentals. The Fund’s portfolio typically holds 30 to 60 stocks.

Effective at the close of business on February 28, 2014, “Foreign Securities Risk” within the sub-section “Investments, Risks and Performance” in the Fund’s “Fund Summary” section and in the Fund’s “More Information About the Funds” section is removed.

Effective at the close of business on February 28, 2014, the S&P 500® Index will replace the Russell 1000® Value Index as the Fund’s primary benchmark because Harris Associates believes the S&P 500® Index is a more appropriate representation of the universe of securities in which the Fund may invest.

Effective at the close of business on February 28, 2014, William C. Nygren, Kevin C. Grant and M. Colin Hudson will succeed Edward S. Loeb, Michael J. Mangan and Diane L. Mustain as portfolio managers of the Fund. All references to Messrs. Loeb and Mangan and Ms. Mustain with respect to the Fund are removed. The information under the subsection “Portfolio Managers” in the section “Management” with respect to the Fund is revised to include the following:

William C. Nygren, CFA, Partner and portfolio manager of Harris Associates, has served as co-manager of the Fund since 2014.

Kevin G. Grant, CFA, Partner and portfolio manager of Harris Associates, has served as co-manager of the Fund since 2014.

M. Colin Hudson, CFA, Partner and portfolio manager of Harris Associates, has served as co-manager of the Fund since 2014.

Effective at the close of business on February 28, 2014, the information under the subsection “Meet the Funds’ Portfolio Managers” in the section “Management Team” with respect to the Fund is revised to include the following:

William C. Nygren — William C. Nygren has co-managed the Natixis Oakmark Fund since 2014 and the Harris Associates segment of Natixis U.S. Equity Opportunities Fund since 2014. Mr. Nygren, a Partner and portfolio manager of Harris Associates, joined the firm in 1983. Mr. Nygren received a B.S. from the University of Minnesota and an M.S. from the University of Wisconsin-Madison. Mr. Nygren holds the designation of Chartered Financial Analyst and has over 32 years of investment experience.

Kevin G. Grant — Kevin G. Grant has co-managed the Natixis Oakmark Fund since 2014 and the Harris Associates segment of Natixis U.S. Equity Opportunities Fund since 2014. Mr. Grant, a Partner and portfolio manager of Harris Associates, joined the firm in 1988. Mr. Grant received a B.S. from the University of Wisconsin-Madison and an M.B.A. from the Loyola University. Mr. Grant holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

M. Colin Hudson — M. Colin Hudson has co-managed the Natixis Oakmark Fund since 2014 and the Harris Associates segment of Natixis U.S. Equity Opportunities Fund since 2014. Mr. Hudson, a Partner and portfolio manager of Harris Associates, joined the firm in 2005. Mr. Hudson received a B.A. from DePauw University, and an M.S. and an M.B.A. from Indiana University. Mr. Hudson holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

The total amount of the combined advisory and subadvisory fees paid by the Fund will not change.